INSURANCE AND INDEMNITY AGREEMENT



                                     among



                      FINANCIAL SECURITY ASSURANCE INC.,

                 AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.,

                 AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-1,

                       AMERICAN RESIDENTIAL EAGLE, INC.,

                                      and

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.


                           Dated as of April 1, 1999



              Mortgage-Backed LIBOR Notes, Class A, Series 1999-1

                                 $229,000,000




                               TABLE OF CONTENTS

                                                                       Page

ARTICLE I
Section 1.01      Definitions ........................................  1
Section 1.02      Limited Recourse ...................................  1

ARTICLE II
Section 2.01       Representations and Warranties of the Depositor ...  3
Section 2.02      Representations and Warranties of the Seller .......  6
Section 2.03      Representations and Warranties of the Issuer ....... 10
Section 2.04      Representations and Warranties of the Company ...... 13
Section 2.05      Affirmative Covenants of the Depositor ............. 17
Section 2.06      Affirmative Covenants of the Seller ................ 20
Section 2.07      Affirmative Covenants of the Issuer ................ 24
Section 2.08      Affirmative Covenants of the Company ............... 27
Section 2.09      Negative Covenants of the Depositor ................ 31
Section 2.10      Negative Covenants of the Seller ................... 33
Section 2.11      Negative Covenants of the Issuer ................... 34
Section 2.12      Negative Covenants of the Company .................. 35

ARTICLE III
Section 3.01       Issuance of the Policy ............................ 37
Section 3.02      Payment of Fees and Premium ........................ 37
Section 3.03      Reimbursement and Additional Payment Obligation .... 37
Section 3.04      Indemnification .................................... 39
Section 3.05      Subrogation ........................................ 43

ARTICLE IV
Section 4.01      Effective Date; Term of Agreement .................. 44
Section 4.02      Obligations Absolute ............................... 44
Section 4.03      Assignments; Reinsurance; Third-Party Rights ....... 45
Section 4.04      Liability of FSA ................................... 46

ARTICLE V
Section 5.01      Events of Default .................................. 47
Section 5.02      Remedies; Waivers .................................. 48

ARTICLE VI
Section 6.01      Amendments, Etc .................................... 50
Section 6.02      Notices ............................................ 50
Section 6.03      Payment Procedure .................................. 51
Section 6.04      Severability ....................................... 51
Section 6.05      Governing Law ...................................... 51
Section 6.06      Consent to Jurisdiction ............................ 52
Section 6.07      Consent of FSA ..................................... 53
Section 6.08      Counterparts ....................................... 53
Section 6.09      Trial by Jury Waived ............................... 53
Section 6.10      Limited Liability .................................. 53
Section 6.11      Entire Agreement ................................... 53


Appendix I--Definitions

Appendix II--Opinions of Counsel

Annex I--Form of Policy

Appendix A--Conditions Precedent to Issuance of the Policy






                       INSURANCE AND INDEMNITY AGREEMENT


     INSURANCE AND INDEMNITY AGREEMENT dated as of April 1, 1999, between FINANCIAL SECURITY ASSURANCE INC. ("FSA"), AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-1 (the "Issuer), AMERICAN RESIDENTIAL INVESTMENT TRUST, INC. (the "Company"), AMERICAN RESIDENTIAL EAGLE, INC. (the "Seller") and BEAR STEARNS ASSET BACKED SECURITIES, INC. (the "Depositor").

                            INTRODUCTORY STATEMENTS

     Pursuant to an Indenture, dated as of April 1, 1999 (the "Indenture"), among the Issuer, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee, $229,000,000 American Residential Eagle Bond Trust 1999-1, Mortgage-Backed LIBOR Notes, Class A, Series 1999-1 (the
"Obligations"), are being issued.

     The Issuer, the Company, the Seller and the Depositor have requested that FSA issue a financial guaranty insurance policy guarantying certain distributions of the principal of and interest on the Obligations (including any such distributions subsequently avoided as a preference under applicable bankruptcy law) upon the terms and subject to the conditions provided herein.

     The parties hereto desire to specify the conditions precedent to the issuance of the Policy by FSA, the payment of premium in respect of the Policy, the indemnity and reimbursement to be provided to FSA in respect of amounts paid by FSA under the Policy or otherwise and certain other matters.

     In consideration of the promises and of the agreements herein contained, FSA, the Issuer, the Company, the Seller and the Depositor hereby agree as follows:


                                   ARTICLE I

                         DEFINITIONS; LIMITED RECOURSE


     Section 1.01 Definitions. Capitalized terms used herein shall have the meanings provided in Appendix I hereto unless the context otherwise requires.

     Section 1.02 Limited Recourse. Notwithstanding any provision of this Agreement to the contrary, the payment obligations set forth herein (other than those set forth in Sections 3.02, 3.03(b), 3.03(c), 3.03(d) and 3.04) shall be non-recourse obligations with respect to the Issuer, the Company, the Seller and the Depositor and shall be payable only from monies available for such payment in accordance with the provisions of the Indenture (except to the extent that any such payment obligation arises from a failure to perform or default of the Issuer, the Company, the Seller or the Depositor or any affiliate thereof under any Transaction Document or by reason of negligence, willful misconduct or bad faith on the part of any of the Issuer, the Company, the Seller or the Depositor in the performance of its duties and obligations thereunder or reckless disregard by any of the Issuer, the Company, the Seller or the Depositor of its duties and obligations thereder). The payment obligations of each of the Company, the Seller and the Issuer shall be joint and several and the payment obligations of the Depositor shall be several and not joint.

                                  ARTICLE II

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 2.01 Representations and Warranties of the Depositor. The Depositor represents, warrants and covenants, as of the date hereof and as of the Date of Issuance, as follows:

     (a) Due Organization and Qualification. The Depositor is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Depositor is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Mortgage Loan unenforceable in any respect or would otherwise have a material adverse effect upon the Transaction.

     (b) Power and Authority. The Depositor has all necessary corporate power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

     (c) Due Authorization. The execution, delivery and performance of the Transaction Documents to which it is a party by the Depositor have been duly authorized by all necessary corporate action and do not require any additional approvals or consents or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Depositor's stockholders.

     (d) Noncontravention. Neither the execution and delivery of the Transaction Documents to which it is a party by the Depositor, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents,

     (i) conflicts with or results in any breach or violation of any provision of the certificate of incorporation or bylaws of the Depositor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Depositor or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Depositor,

     (ii) constitutes a default by the Depositor under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Depositor is a party or by which it or any of its properties is or may be bound or affected, or

    (iii) results in or requires the creation of any Lien upon or in respect of any of the Depositor's assets except as otherwise expressly contemplated by the Transaction Documents.

     (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting all or any of the Mortgage Loans, or the Depositor, or any properties or rights of the Depositor, pending or, to the Depositor's knowledge after reasonable inquiry, threat ened, which, in any case, if decided adversely to the Depositor, would result in a Material Adverse Change with respect to the Depositor or any Mortgage Loan.

     (f) Valid and Binding Obligations. The Transaction Documents to which it is a party, when executed and delivered by the Depositor, will constitute the legal, valid and binding obligations of the Depositor, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Obligations, when executed, authenticated and delivered in accordance with the Indenture, will be validly issued and outstanding and entitled to the benefits of the Indenture.

     (g) Financial Statements. The Financial Statements of the Depositor, copies of which have been furnished to FSA, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of the Depositor as of the dates and for the periods indicated and
(iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal yearend adjustments). Since the date of the most recent Financial Statements, there has been no Material Adverse Change in such financial condition or results of opera tions. Except as disclosed in the Financial Statements, the Depositor is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of the Depositor.

     (h) ERISA. The Depositor is in compliance in all material respects with ERISA and has not incurred and does not reasonably expect to incur any liabilities to the PBGC under ERISA in connection with any Plan or Multiemployer Plan or to contribute now or in the future in respect of any Plan or Multiemployer Plan.

     (i) Accuracy of Information. None of the Provided Documents contain any statement of a material fact with respect to the Depositor or the Transaction that was untrue or misleading in any material respect when made. Since the furnishing of the Provided Documents, there has been no change, nor any development or event involving a prospective change known to the Depositor, that would render any of the Provided Documents untrue or misleading in any material respect. There is no fact known to the Depositor which has a material possibility of causing a Material Adverse Change with respect to the Depositor or any Mortgage Loan.

     (j) Compliance With Securities Laws. The offer and sale of the Obligations comply in all material respects with all requirements of law, including all registration requirements of applicable securities laws. Without limitation of the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading (except with respect to the FSA Information as to which no representation is made). The Issuer is not required to be registered as an "investment company" under the Investment Company Act. The Indenture meets the requirements of the Trust Indenture Act.

     (k) Transaction Documents. Each of the representations and warranties of the Depositor contained in the Transaction Documents is true and correct in all material respects and the Depositor hereby makes each such representation and warranty to, and for the benefit of, FSA as if the same were set forth in full herein.

         (l) No Consents. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other nongovernmental person, is required to be obtained by the Depositor in connection with the execution, delivery and performance by the Depositor of this Agreement or of any other Transaction Document to which it is a party, except (in each case) such as have been obtained and are in full force and effect.

     (m) Compliance With Law, Etc. No practice, procedure or policy employed or proposed to be employed by the Depositor in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Depositor which, if enforced, would result in a Material Adverse Change with respect to the Depositor or any Mortgage Loan.

     (n) Good Title; Absence of Liens; Security Interest. Immediately prior to the transfer to the Issuer, the Depositor is the owner of, and has good and marketable title to, the Mortgage Loans free and clear of all Liens and Restrictions on Transferability, and has full right, corporate power and lawful authority to assign, transfer and pledge the Mortgage Loans. In the event that, in contravention of the intention of the parties, the transfer of the Mortgage Loans by the Depositor to the Issuer is characterized as other than a sale, such transfer shall be characterized as a secured financing, and the Issuer shall have a valid and perfected first priority security interest in the Mortgage Loans free and clear of all Liens and Restrictions on Transferability.

     (o) Taxes. The Depositor has filed all federal and state tax returns which are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Depositor in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Obligations have been paid or shall have been paid at or prior to the Date of Issuance.

     (p) Perfection of Liens and Security Interest. On the Closing Date, the Indenture Trustee, on behalf of FSA and the Obligationholders, will have a valid and perfected first priority security interest in the Collateral, including but not limited to all funds and Permitted Investments in the Trust Accounts, free and clear of all Liens and Restrictions on Transferability, other than the Lien of the Indenture and the Restrictions on Transferability contained in the Transaction Documents.

     (q) Solvency; Fraudulent Conveyance. The Depositor is solvent and will not be rendered insolvent by the transactions contemplated by the Transaction Documents and, after giving effect to such transactions, the Depositor will not be left with an unrea sonably small amount of capital with which to engage in its business. The Depositor does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Depositor does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Depositor or any of its assets. The amount of consideration being received by the Depositor upon the sale of the Mortgage Loans to the Issuer constitutes reasonably equivalent value and fair consideration for the interest in the Mortgage Loans being transferred. The Depositor is not transferring the Mortgage Loans to the Issuer, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Depositor's creditors.

     (r) Non-Petition. The Depositor has obtained covenants from each party to any transaction involving the issuance of debt by the Depositor, entered into prior to the date hereof, that such party shall not institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings until at least one year and one day after the payment of all obligations of the Depositor under such transaction.

     (s) Non-Recourse. Any outstanding debt of the Depositor is non-recourse to the Depositor.

     (t) No Violation. With respect to any transaction entered into by the Depositor prior to the date hereof, except as contemplated by the Transaction Documents, the Depositor has not taken any action, or omitted to take any action, and no circumstance exists, that would constitute a violation of any of the negative covenants of the Depositor set forth in Section 2.09 hereof if such negative covenants were in existence on the date of such transaction.

     Section 2.02 Representations and Warranties of the Seller. The Seller represents, warrants and covenants, as of the date hereof and as of the Date of Issuance, as follows:

     (a) Due Organization and Qualification. The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Seller is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Mortgage Loan unenforceable in any respect or would otherwise have a material adverse effect upon the Transaction.

     (b) Power and Authority. The Seller has all necessary corporate power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

     (c) Due Authorization. The execution, delivery and performance of the Trans action Documents to which it is a party by the Seller have been duly authorized by all necessary corporate action and do not require any additional approvals or consents or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Seller's stockholders.

     (d) Noncontravention. Neither the execution and delivery of the Transaction Documents to which it is a party by the Seller, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents,

     (i) conflicts with or results in any breach or violation of any provision of the Certificate of Incorporation or Bylaws of the Seller or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Seller or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Seller,

     (ii) constitutes a default by the Seller under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Seller is a party or by which it or any of its properties is or may be bound or affected, or

     (iii) results in or requires the creation of any Lien upon or in respect of any of the Seller's assets except as otherwise expressly contemplated by the Transaction Documents.

     (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting all or any of the Mortgage Loans, or the Seller, or any properties or rights of the Seller, pending or, to the Seller's knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to the Seller, would result in a Material Adverse Change with respect to the Seller or any Mortgage Loan.

     (f) Valid and Binding Obligations. The Transaction Documents to which it is a party, when executed and delivered by the Seller, will constitute the legal, valid and binding obligations of the Seller, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Obligations, when executed, authenticated and delivered in accordance with the Indenture, will be validly issued and outstanding and entitled to the benefits of the Indenture.

     (g) Financial Statements. The Financial Statements of the Seller, copies of which have been furnished to FSA, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects,
(ii) present fairly the financial condition and results of operations of the Seller as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal yearend adjustments). Since the date of the most recent Financial Statements, there has been no Material Adverse Change in such financial condition or results of operations. Except as disclosed in the Financial Statements, the Seller is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of the Seller.

     (h) ERISA. The Seller is in compliance in all material respects with ERISA and has not incurred and does not reasonably expect to incur any liabilities to the PBGC under ERISA in connection with any Plan or Multiemployer Plan or to contribute now or in the future in respect of any Plan or Multiemployer Plan.

     (i) Accuracy of Information. None of the Provided Documents contain any statement of a material fact with respect to the Seller, the Issuer, the Company, or the Transaction that was untrue or misleading in any material respect when made. Since the furnishing of the Provided Documents, there has been no change, nor any development or event involving a prospective change known to the Seller, that would render any of the Provided Documents untrue or misleading in any material respect. There is no fact known to the Seller which has a material possibility of causing a Material Adverse Change with respect to the Seller or any Mortgage Loan.

     (j) Compliance With Securities Laws. The offer and sale of the Obligations comply in all material respects with all requirements of law, including all registration requirements of applicable securities laws. Without limitation of the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading (except with respect to the FSA Information as to which no representation is made). The Issuer is not required to be registered as an "investment company" under the Investment Company Act. The Indenture meets the requirements of the Trust Indenture Act.

     (k) Transaction Documents. Each of the representations and warranties of the Seller contained in the Transaction Documents is true and correct in all material respects and the Seller hereby makes each such representation and warranty to, and for the benefit of, FSA as if the same were set forth in full herein.

     (l) No Consents. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other nongovernmental person, is required to be obtained by the Seller in connection with the execution, delivery and performance by the Seller of this Agreement or of any other Transaction Document to which it is a party, except (in each case) such as have been obtained and are in full force and effect.

     (m) Compliance With Law, Etc. No practice, procedure or policy employed or proposed to be employed by the Seller in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Seller which, if enforced, would result in a Material Adverse Change with respect to the Seller, the Issuer, the Company, or any Mortgage Loan.

     (n) Good Title; Absence of Liens; Security Interest. Immediately prior to the transfer to the Depositor, the Seller is the owner of, and has good and marketable title to, the Mortgage Loans free and clear of all Liens and Restrictions on Transferability, and has full right, corporate power and lawful authority to assign, transfer and pledge the Mortgage Loans. In the event that, in contravention of the intention of the parties, the transfer of the Mortgage Loans by the Seller to the Depositor is characterized as other than a sale, such transfer shall be characterized as a secured financing, and the Depositor shall have a valid and perfected first priority security interest in the Mortgage Loans free and clear of all Liens and Restrictions on Transferability.

     (o) Taxes. The Seller has filed all federal and state tax returns which are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Seller in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Obligations have been paid or shall have been paid at or prior to the Date of Issuance.

     (p) Perfection of Liens and Security Interest. On the Closing Date, the Indenture Trustee, on behalf of FSA and the Obligationholders, will have a valid and perfected first priority security interest in the Trust Estate, including but not limited to all funds and Permitted Investments in the Trust Accounts, free and clear of all Liens and Restrictions on Transferability, other than the Lien of the Indenture and the Restrictions on Transferability contained in the Transaction Documents.

     (q) Solvency; Fraudulent Conveyance. The Seller is solvent and will not be rendered insolvent by the transactions contemplated by the Transaction Documents and, after giving effect to such transactions, the Seller will not be left with an unreasonably small amount of capital with which to engage in its business. The Seller does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Seller does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Seller or any of its assets. The amount of consideration being received by the Seller upon the sale of the Mortgage Loans to the Depositor constitutes reasonably equivalent value and fair consideration for the interest in the Mortgage Loans being transferred. The Seller is not transferring the Mortgage Loans to the Depositor, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Seller's creditors.

     (r) Non-Petition. The Seller has obtained covenants from each party to any transaction involving the issuance of debt by the Seller, entered into prior to the date hereof, that such party shall not institute against the Seller, or join in any institution against the Seller of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings until at least one year and one day after the payment of all obligations of the Seller under such transaction.

     (s) Non-Recourse. Any outstanding debt of the Seller is non-recourse to the Seller.

     (t) No Violation. With respect to any transaction entered into by the Seller prior to the date hereof, except as contemplated by the Transaction Documents, the Seller has not taken any action, or omitted to take any action, and no circumstance exists, that would constitute a violation of any of the negative covenants of the Seller set forth in Section 2.10 hereof if such negative covenants were in existence on the date of such transaction.


     Section 2.03 Representations and Warranties of the Issuer. The Issuer represents, warrants and covenants, as of the date hereof and the Date of Issuance, as follows:

     (a) Due Organization and Qualification. The Issuer is a Delaware business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Issuer is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Mortgage Loan unenforceable in any respect or would otherwise have a material adverse effect upon the Transaction.

     (b) Power and Authority. The Issuer has all necessary power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents and to consummate the Transaction.

     (c) Due Authorization. The execution, delivery and performance of the Trans action Documents by the Issuer have been duly authorized by all necessary action and do not require any additional approvals or consents or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or any holder of an interest in the Issuer.

     (d) Noncontravention. Neither the execution and delivery of the Transaction Documents by the Issuer, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents,

     (i) conflicts with or results in any breach or violation of any provision of the Owner Trust Agreement of the Issuer or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Issuer or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Issuer,

     (ii) constitutes a default by the Issuer under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Issuer is a party or by which it or any of its properties is or may be bound or affected, or

     (iii) results in or requires the creation of any Lien upon or in respect of any of the Issuer's assets except as otherwise expressly contemplated by the Transaction Documents.

     (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting all or any of the Mortgage Loans, or the Issuer, or any properties or rights of the Issuer, pending or, to the Issuer's knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to the Issuer, would result in a Material Adverse Change with respect to the Issuer or any Mortgage Loan.

     (f) Valid and Binding Obligations. The Transaction Documents to which it is a party, when executed and delivered by the Issuer, will constitute the legal, valid and binding obligations of the Issuer, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Obligations, when executed, authenticated and delivered in accordance with the Indenture, will be validly issued and outstanding and entitled to the benefits of the Indenture.

     (g) ERISA. The Issuer is in compliance in all material respects with ERISA and has not incurred and does not reasonably expect to incur any liabilities to the PBGC under ERISA in connection with any Plan or Multiemployer Plan or to contribute now or in the future in respect of any Plan or Multiemployer Plan.

     (h) Accuracy of Information. None of the Provided Documents contain any statement of a material fact with respect to the Issuer, the Company, the Seller or the Transaction that was untrue or misleading in any material respect when made. Since the furnishing of the Provided Documents, there has been no change, nor any development or event involving a prospective change known to the Issuer, that would render any of the Provided Documents untrue or misleading in any material respect. There is no fact known to the Issuer which has a material possibility of causing a Material Adverse Change with respect to the Issuer or any Mortgage Loan.

     (i) Compliance With Securities Laws. The offer and sale of the Obligations comply in all material respects with all requirements of law, including all registration requirements of applicable securities laws. Without limitation of the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading (except with respect to the FSA Information as to which no representation is made). The Issuer is not required to be registered as an "investment company" under the Investment Company Act. The Indenture meets the requirements of the Trust Indenture Act.

     (j) Transaction Documents. Each of the representations and warranties of the Issuer contained in the Transaction Documents to which it is a party is true and correct in all material respects and the Issuer hereby makes each such representation and warranty to, and for the benefit of, FSA as if the same were set forth in full herein.

     (k) No Consents. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other nongovernmental person, is required to be obtained by the Issuer in connection with the execution, delivery and performance by the Issuer of this Agreement or of any other Transaction Document to which it is a party, except (in each case) such as have been obtained and are in full force and effect.

     (l) Compliance With Law, Etc. No practice, procedure or policy employed or proposed to be employed by the Issuer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Issuer which, if enforced, would result in a Material Adverse Change with respect to the Issuer, the Seller, the Company or any Mortgage Loan.

     (m) Good Title; Absence of Liens; Security Interest. Upon the execution of the Transaction Documents, the Issuer is the owner of, and has good and marketable title to, the Mortgage Loans free and clear of all Liens and Restrictions on Transferability, and has full right, corporate power and lawful authority to assign, transfer and pledge the Mortgage Loans to the Indenture Trustee, and the Indenture Trustee shall, for the benefit of the Obligationholders and FSA, have a valid and perfected first priority security interest in the Mortgage Loans free and clear of all Liens and Restrictions on Transferability.

     (n) Taxes. Any taxes, fees and other governmental charges payable by the Issuer in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Obligations have been paid or shall have been paid at or prior to the Date of Issuance.

     (o) Perfection of Liens and Security Interest. On the Closing Date, the Indenture Trustee, on behalf of FSA and the Obligationholders, will have a valid and perfected first priority security interest in the Trust Estate, including but not limited to all funds and Permitted Investments in the Trust Accounts, free and clear of all Liens and Restrictions on Transferability, other than the Lien of the Indenture and the Restrictions on Transferability contained in the Transaction Documents.

     (p) Solvency; Fraudulent Conveyance. The Issuer is solvent and will not be rendered insolvent by the transactions contemplated by the Transaction Documents and, after giving effect to such transactions, the Issuer will not be left with an unreasonably small amount of capital with which to engage in its business. The Issuer does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Issuer does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Issuer or any of its assets. The amount of consideration being received by the Issuer upon the sale of the Obligations constitutes reasonably equivalent value and fair consideration for the interest in the Mortgage Loans evidenced by the Obligations. The Issuer is not selling the Obligations, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Issuer's creditors.

     Section 2.04 Representations and Warranties of the Company. The Company represents, warrants and covenants, as of the date hereof and the Date of Issuance, as follows:

     (a) Due Organization and Qualification. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland. The Company is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Mortgage Loan unenforceable in any respect or would otherwise have a material adverse effect upon the Transaction.

     (b) Power and Authority. The Company has all necessary power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents and to consummate the Transaction.

     (c) Due Authorization. The execution, delivery and performance of the Trans action Documents by the Company have been duly authorized by all necessary action and do not require any additional approvals or consents or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or any holder of an interest in the Company.

     (d) Noncontravention. Neither the execution and delivery of the Transaction Documents by the Company, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents,

     (i) conflicts with or results in any breach or violation of any provision of the certificate of incorporation or bylaws of the Company or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Company or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Company,

     (ii) constitutes a default by the Company under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instru ment to which the Company is a party or by which it or any of its properties is or may be bound or affected, or

    (iii) results in or requires the creation of any Lien upon or in respect of any of the Company's assets except as otherwise expressly contemplated by the Transaction Documents.

     (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting all or any of the Mortgage Loans, or the Company, or any properties or rights of the Company, pending or, to the Company's knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to the Company, would result in a Material Adverse Change with respect to the Company or any Mortgage Loan.

     (f) Valid and Binding Obligations. The Transaction Documents to which it is a party, when executed and delivered by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Obligations, when executed, authenticated and delivered in accordance with the Indenture, will be validly issued and outstanding and entitled to the benefits of the Indenture.

     (g) ERISA. No Accued Funding Deficiency, whether or not waived, has occurred with respect to any Plan. No Plan has been terminated, and no Commonly Controlled Entity has withdrawn from any Multiemployer Plan which could result in any liability under ERISA of a Commonly Controlled Entity. No Reportable Event or other event or condition has occurred which could result in the termination of any Plan by the PBGC. No Plan has an Underfunding greater than $100,000. The aggregate amount of Underfunding for all Underfunded Plans does not exceed $100,000. The liability to which the Commonly Controlled Entities would become subject under ERISA if they were to withdraw completely from all Multiemployer Plans as of the most recent valuation date is not in excess of $100,000. The Multiemployer Plans are neither in Reorganization (as defined in Section 4241 of ERISA) nor Insolvent (as defined in Section 4245 of ERISA). The Company is in compliance in all material respects with ERISA and has not incurred and does not reasonably expect to incur any liabilities to the PBGC (other than premiums due to the PBGC) in connection with any Plan or Multiployer Plan.

     (h) Accuracy of Information. None of the Provided Documents contain any statement of a material fact with respect to the Company, the Seller, the Depositor, the Issuer or the Transaction that was untrue or misleading in any material respect when made. Since the furnishing of the Provided Documents, there has been no change, nor any development or event involving a prospective change known to the Company, that would render any of the Provided Documents untrue or misleading in any material respect. There is no fact known to the Company which has a material possibility of causing a Material Adverse Change with respect to the Company or any Mortgage Loan.

     (i) Compliance With Securities Laws. The offer and sale of the Obligations comply in all material respects with all requirements of law, including all registration requirements of applicable securities laws. Without limitation of the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading (except with respect to the FSA Information as to which no representation is made). The Issuer is not required to be registered as an "investment company" under the Investment Company Act. The Indenture meets the requirements of the Trust Indenture Act.

     (j) Transaction Documents. Each of the representations and warranties of the Company contained in the Transaction Documents to which it is a party is true and correct in all material respects and the Company hereby makes each such representation and warranty to, and for the benefit of, FSA as if the same were set forth in full herein.

     (k) No Consents. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other nongovernmental person, is required to be obtained by the Company in connection with the execution, delivery and performance by the Company of this Agreement or of any other Transaction Document to which it is a party, except (in each case) such as have been obtained and are in full force and effect.

     (l) Compliance With Law, Etc. No practice, procedure or policy employed or proposed to be employed by the Company in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Company which, if enforced, would result in a Material Adverse Change with respect to the Company, the Seller, the Depositor, the Issuer or any Mortgage Loan.

     (m) Good Title; Absence of Liens; Security Interest. Immediately prior to the transfer to the Seller, the Company is the owner of, and has good and marketable title to, the Mortgage Loans free and clear of all Liens and Restrictions on Transferability, and has full right, corporate power and lawful authority to assign, transfer and pledge the Mortgage Loans. In the event that, in contravention of the intention of the parties, the transfer of the Mortgage Loans by the Company to the Seller is characterized as other than a sale, such transfer shall be characterized as a secured financing, and the Seller shall have a valid and perfected first priority security interest in the Mortgage Loans free and clear of all Liens and Restrictions on Transferability.

     (n) Taxes. Any taxes, fees and other governmental charges payable by the Company in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Obligations have been paid or shall have been paid at or prior to the Date of Issuance.

     (o) Perfection of Liens and Security Interest. On the Closing Date, the Indenture Trustee, on behalf of FSA and the Obligationholders, will have a valid and perfected first priority security interest in the Collateral, including but not limited to all funds and Permitted Investments in the Trust Accounts, free and clear of all Liens and Restrictions on Transferability, other than the Lien of the Indenture and the Restrictions on Transferability contained in the Transaction Documents.

     (p) Solvency; Fraudulent Conveyance. The Company is solvent and will not be rendered insolvent by the transactions contemplated by the Transaction Documents and, after giving effect to such transactions, the Company will not be left with an unreasonably small amount of capital with which to engage in its business. The Company does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Company does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Company or any of its assets. The amount of consideration being received by the Company upon the sale of the Mortgage Loans constitutes reasonably equivalent value and fair consideration. The Company is not selling the Mortgage Loans, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Company's creditors.

     Section 2.05 Affirmative Covenants of the Depositor. The Depositor hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

     (a) Corporate Existence. The Depositor shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of the State of Delaware and duly qualified and duly authorized (as described in Sections 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate of incorporation and bylaws.

     (b) Compliance With Agreements and Applicable Laws. The Depositor shall perform each of its obligations under the Transaction Documents to which it is a party and shall comply with all material requirements of, and the Obligations shall be offered and sold in accor dance with, any law, rule or regulation applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents to which the Depositor is a party.

     (c) Accountants' Reports; Other Information. The Depositor shall keep or cause to be kept in reasonable detail books and records of account of its assets and business. The Depositor shall furnish or caused to be furnished to
FSA:

     (i) Accountants' Reports. If a Trigger Event has occurred, copies of any reports submitted to the Depositor by its independent accountants in connection with any examination of the financial statements of the Depositor, promptly upon receipt thereof.

     (ii) Other Information. Promptly upon receipt thereof, copies of all reports, statements, certifications, schedules, or other similar items delivered to or by the Depositor pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as FSA may reasonably request; provided, however, that the Depositor shall not be required to deliver any such items if provision by some other party to FSA is required under the Transaction Documents unless such other party wrongfully fails to deliver such item. The Depositor shall, upon the request of FSA, permit FSA or its authorized agents (A) to inspect the books and records of the Depositor as they may relate to the Obligations, the Mortgage Loans, the obligations of the Depositor under the Transaction Documents, the Transaction and the Depositor's business; (B) to discuss the affairs, finances and accounts of the Depositor with the Depositor, no more frequently than annually unless a Trigger Event has occurred; and (C) upon the occurrence of a Trigger Event, to discuss the affairs, finances and accounts of the Depositor with its independent accountants, provided that a representative of the Depositor, as applicable, shall have the right to be present during such discussions. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Depositor. The books and records of the Depositor will be maintained at the respective addresses designated herein for receipt of notices, unless it shall otherwise advise the parties hereto in writing.

     (iii) The Depositor shall provide or cause to be provided to FSA an executed original copy of each document executed in connection with the transaction within 30 days after the date of closing.

     (d) Notice of Material Events. The Depositor shall promptly inform FSA in writing of the occurrence of any of the following:

     (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation (A) against the Depositor pertaining to the Mortgage Loans in general, (B) with respect to a material portion of the Mortgage Loans or (C) in which a request has been made for certification as a class action (or equivalent relief) that would involve a material portion of the Mortgage Loans;

     (ii) any change in the location of the Depositor's principal office or any change in the location of the Depositor's books and records;

    (iii) the occurrence of any Trigger Event, Default or Event of Default;
          or

     (iv) any other event, circumstance or condition that has resulted, or has a material possibility of resulting, in a Material Adverse Change in respect of the Depositor.

     (e) Further Assurances. The Depositor shall, upon the request of FSA, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty (30) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Indenture Trustee, for the benefit of the Obligationholders and FSA, in the Mortgage Loans, free and clear of all Liens and Restrictions on Transferability except the Lien in favor of the Indenture Trustee, for the benefit of the Obligationholders and FSA, and the Restrictions on Transferability imposed by the Indenture. In addition, the Depositor agrees to cooperate with S&P and Moody's in connection with any review of the Transaction which may be undertaken by S&P and Moody's after the date hereof.

     (f) Retirement of Obligations. The Depositor shall cause the Indenture Trustee, upon retirement of the Obligations pursuant to the Indenture or otherwise, to furnish to FSA a notice of such retirement, and, upon retirement of the Obligations and the expiration of the term of Policy, to surrender the Policy to FSA for cancellation.

     (g) Third-Party Beneficiary. The Depositor agrees that FSA shall have all rights of a third-party beneficiary in respect of the Transaction Documents to which the Depositor is a party and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of FSA.

     (h) Year 2000 Program. The Depositor has taken all steps reasonably necessary and appropriate to prevent any material problems in its computer and information systems arising from or in connection with the information processing challenges associated with the Year 2000, and will provide to FSA such information and reports as FSA may reasonably request from time to time with respect to such steps as have or will be taken with respect thereto.

     (i) Special Purpose Entity.

     (i) The Depositor shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which those others are concerned. It particularly will use its best efforts to avoid the appearance of conducting business on behalf of The Bear Stearns Companies Inc. or any affiliate thereof and to avoid the appearance that the assets of The Bear Stearns Companies Inc. are available to pay the creditors of The Bear Stearns Companies Inc. or any affiliate thereof. Without limiting the generality of the foregoing, all oral and written communications of the Depositor including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications of the Depositor, will be made solely in the name of the Depositor.

     (ii) The Depositor shall maintain corporate records and books of account separate from those of The Bear Stearns Companies Inc. and the other affiliates thereof.

    (iii) The organizational expenses, operating expenses and liabilities of the Depositor shall be paid from the Depositor's own funds.

     (iv) The annual financial statements of the Depositor shall disclose the effects of its transactions in accordance with generally accepted accounting principles and shall disclose that the assets of the Depositor are not available to pay creditors of The Bear Stearns Companies Inc. or any affiliate thereof.

     (v) The resolutions, agreements and other instruments of the Depositor underlying the transactions described in this Agreement and in the other Transaction Documents shall be continuously maintained by the Depositor as official records of the Depositor separately identified and held apart from the records of The Bear Stearns Companies Inc. and each other affiliate thereof.

     (vi) The Depositor shall maintain an arm's-length relationship with The Bear Stearns Companies Inc. and the affiliates thereof and will not hold itself out as being liable for the debts of The Bear Stearns Companies Inc. or any of its respective affiliates.

    (vii) The Depositor shall keep its assets and liabilities wholly separate from those of all other entities, including, but not limited to, The Bear Stearns Companies Inc. and its affiliates.

   (viii) The Depositor shall obtain proper authorization from its board of directors and/or shareholders of all corporate action requiring such authorization. Meetings of the board of directors of the Depositor shall be held not less frequently than two times per annum and copies of the minutes of each such board meeting shall be delivered to FSA within two weeks of such meeting.

     (ix) At least one director of the Depositor will not be a director, officer, employee or holder of 10% or more of the equity securities of The Bear Stearns Companies Inc.

     (x) The Depositor's funds and assets will not be commingled with those of The Bear Stearns Companies Inc.

     (xi) The books and records of the Depositor will be maintained at the address designated herein for receipt of notices, unless it shall otherwise advise the parties hereto in writing.

     (j) Non-Petition. The Depositor shall cause all parties to any transaction involving the issuance of debt by the Depositor to covenant not to institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings until at least one year and one day after the later to occur of (i) the Expiration Date or (ii) the payment of all obligations of the Depositor under such transaction.

     Section 2.06 Affirmative Covenants of the Seller. The Seller hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

     (a) Corporate Existence. The Seller shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of the State of Delaware and duly qualified and duly authorized (as described in Sections 2.02(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate of incorporation and bylaws.

     (b) Compliance With Agreements and Applicable Laws. The Seller shall perform each of its obligations under the Transaction Documents to which it is a party and shall comply with all material requirements of, and the Obligations shall be offered and sold in accordance with, any law, rule or regulation applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents.

     (c) Accountants' Reports; Other Information. The Seller shall keep or cause to be kept in reasonable detail books and records of account of its assets and business. The Seller shall furnish or caused to be furnished to
FSA:

     (i) Accountants' Reports. If a Trigger Event has occurred, copies of any reports submitted to the Seller by its independent accountants in connection with any examination of the financial statements of the Seller, promptly upon receipt thereof.

     (ii) Other Information. Promptly upon receipt thereof, copies of all reports, statements, certifications, schedules, or other similar items delivered to or by the Seller pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as FSA may reasonably request; provided, however, that the Seller shall not be required to deliver any such items if provision by some other party to FSA is required under the Transaction Documents unless such other party wrongfully fails to deliver such item. The Seller shall, upon the request of FSA, permit FSA or its authorized agents (A) to inspect the books and records of the Seller as they may relate to the Obligations, the Mortgage Loans, the obligations of the Seller under the Transaction Documents, the Transaction and the Seller's business; (B) to discuss the affairs, finances and accounts of the Seller with the Seller, no more frequently than annually unless a Trigger Event has occurred; and (C) upon the occurrence of a Trigger Event, to discuss the affairs, finances and accounts of the Seller with its independent accountants, provided that or representative of the Seller, as applicable, shall have the right to be present during such discussions. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Seller. The books and records of the Seller will be maintained at the respective addresses designated herein for receipt of notices, unless it shall otherwise advise the parties hereto in writing.

    (iii) The Seller shall provide or cause to be provided to FSA an executed original copy of each document executed in connection with the transaction within 30 days after the date of closing.

     (d) Notice of Material Events. The Seller shall promptly inform FSA in writing of the occurrence of any of the following:

     (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation (A) against the Seller pertaining to the Mortgage Loans in general, (B) with respect to a material portion of the Mortgage Loans or (C) in which a request has been made for certification as a class action (or equivalent relief) that would involve a material portion of the Mortgage Loans;

     (ii) any change in the location of the Seller's principal office or any change in the location of the Seller's books and records;

    (iii) the occurrence of any Trigger Event, Default or Event of Default;
          or

     (iv) any other event, circumstance or condition that has resulted, or has a material possibility of resulting, in a Material Adverse Change in respect of the Seller.

     (e) Further Assurances. The Seller shall, upon the request of FSA, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty (30) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Indenture Trustee, for the benefit of the Obligationholders and FSA, in the Mortgage Loans, free and clear of all Liens and Restrictions on Transferability except the Lien in favor of the Indenture Trustee, for the benefit of the Obligationholders and FSA, and the Restrictions on Transferability imposed by the Indenture. In addition, the Seller agrees to cooperate with S&P and Moody's in connection with any review of the Transaction which may be undertaken by S&P and Moody's after the date hereof.

     (f) Retirement of Obligations. The Seller shall cause the Indenture Trustee, upon retirement of the Obligations pursuant to the Indenture or otherwise, to furnish to FSA a notice of such retirement, and, upon retirement of the Obligations and the expiration of the term of Policy, to surrender the Policy to FSA for cancellation.

     (g) Third-Party Beneficiary. The Seller agrees that FSA shall have all rights of a third-party beneficiary in respect of the Transaction Documents to which the Seller is a party and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of FSA.

     (h) Year 2000 Program. The Seller has taken all steps reasonably necessary and appropriate to prevent any material problems in its computer and information systems arising from or in connection with the information processing challenges associated with the Year 2000, and will provide to FSA such information and reports as FSA may reasonably request from time to time with respect to such steps as have or will be taken with respect thereto.

     (i) Special Purpose Entity.

          (i) The Seller shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which those others are concerned. It particularly will use its best efforts to avoid the appearance of conducting business on behalf of the Company or any affiliate thereof and to avoid the appearance that the assets of the Seller are available to pay the creditors of the Company or any affiliate thereof. Without limiting the generality of the foregoing, all oral and written communications of the Seller including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications of the Seller, will be made solely in the name of the Seller.

          (ii) The Seller shall maintain corporate records and books of account separate from those of the Company and the other affiliates thereof.

         (iii) The organizational expenses, operating expenses and liabilities of the Seller shall be paid from the Seller's own funds.

          (iv) The annual financial statements of the Seller shall disclose the effects of its transactions in accordance with generally accepted accounting principles and shall disclose that the assets of the Seller are not available to pay creditors of the Company or any affiliate thereof.

          (v) The resolutions, agreements and other instruments of the Seller underlying the transactions described in this Agreement and in the other Transaction Documents shall be continuously maintained by the Seller as official records of the Seller separately identified and held apart from the records of the Company and each other affiliate thereof.

          (vi) The Seller shall maintain an arm's-length relationship with the Company and the affiliates thereof and will not hold itself out as being liable for the debts of the Company or any of its respective affiliates.

         (vii) The Seller shall keep its assets and liabilities wholly separate from those of all other entities, including, but not limited to, the Company and its affiliates.

        (viii) The Seller shall obtain proper authorization from its board of directors and/or shareholders of all corporate action requiring such authorization. Meetings of the board of directors (or actions by written consent in lieu of meeting) of the Seller shall be held not less frequently than two times per annum and copies of the minutes of each such board meeting shall be delivered to FSA within two weeks of such meeting.

          (ix) At least one director of the Seller will not be a director, officer, employee or holder of 5% or more of the equity securities of the Company.

          (x) The Seller's funds and assets will not be commingled with those of the Company.

          (xi) The books and records of the Seller will be maintained at the address designated herein for receipt of notices, unless it shall otherwise advise the parties hereto in writing.

     (j) Non-Petition. The Seller shall cause all parties to any transaction involving the issuance of debt by the Seller to covenant not to institute against the Seller, or join in any institution against the Seller of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings until at least one year and one day after the later to occur of (i) the Expiration Date or (ii) the payment of all obligations of the Seller under such transaction.

     Section 2.07 Affirmative Covenants of the Issuer. The Issuer hereby agrees that during the Term of this Agreement, unless FSA shall otherwise expressly consent in writing:

     (a) Existence. The Issuer shall maintain its existence and shall at all times continue to be duly organized under the laws of the State of Delaware and duly qualified and duly authorized (as described in Sections 2.03(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its Owner Trust Agreement.

     (b) Compliance With Agreements and Applicable Laws. The Issuer shall perform its respective obligations under the Transaction Documents and shall comply with all material requirements of, and the Obligations shall be offered and sold in accordance with, any law, rule or regulation applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents.

     (c) Accountant's Reports; Other Information. The Issuer shall keep or cause to be kept in reasonable detail books and records of account of its assets and business. The Issuer shall furnish or caused to be furnished to
FSA:

          (i) Accountants' Reports. If a Trigger Event has occurred, copies of any reports submitted to the Issuer by its independent accountants in connection with any examination of the financial statements of the Issuer, promptly upon receipt thereof.

          (ii) Other Information. Promptly upon receipt thereof, copies of all reports, statements, certifications, schedules, or other similar items delivered to or by the Issuer pursuant to the terms of the Transaction Documents and promptly upon request, such other data as FSA may reasonably request; provided, however, that the Issuer shall not be required to deliver any such items if provision by some other party to FSA is required under the Transaction Documents unless such other party wrongfully fails to deliver such item. The Issuer shall, upon the request of FSA, permit FSA or its authorized agents (A) to inspect the books and records of the Issuer as they may relate to the Obligations, the Mortgage Loans, the obligations of the Issuer under the Transaction Documents, the Transaction and the Issuer's business; (B) to discuss the affairs, finances and accountants of the Issuer with the Issuer, no more frequently than annually unless a Trigger Event has occurred; and (C) upon the occurrence of a Trigger Event, to discuss the affairs, finances and accounts of the Issuer with its independent accountants, provided that or representative of the Issuer, as applicable, shall have the right to be present during such discussions. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Issuer. The books and records of the Issuer will be maintained at the respective addresses designated herein for receipt of notices, unless it shall otherwise advise the parties hereto in writing.

         (iii) The Issuer shall provide or cause to be provided to FSA an executed original copy of each document executed in connection with the transaction within 30 days after the date of closing.

     (d) Notice of Material Events. The Issuer shall promptly inform FSA in writing of the occurrence of any of the following:

          (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation
               (A) against the Issuer pertaining to the Mortgage Loans in general, (B) with respect to a material portion of the Mortgage Loans or (C) in which a request has been made for certification as a class action (or equivalent relief) that would involve a material portion of the Mortgage Loans;

          (ii) any change in the location of the Issuer's principal office or any change in the location of the Issuer's books and records;

         (iii) the occurrence of any Trigger Event, Default or Event of Default; or

          (iv) any other event, circumstance or condition that has resulted, or has a material possibility of resulting, in a Material Adverse Change in respect of the Issuer.

     (e) Further Assurances. The Issuer shall, upon the request of FSA, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty (30) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Indenture Trustee, for the benefit of the Obligationholders and FSA, in the Mortgage Loans, free and clear of all Liens and Restrictions on Transferability except the Lien in favor of the Indenture Trustee, for the benefit of the Obligationholders and FSA, and the Restrictions on Transferability imposed by the Indenture. In addition, the Issuer agrees to cooperate with S&P and Moody's in connection with any review of the Transaction which may be undertaken by S&P and Moody's after the date hereof.

     (f) Retirement of Obligations. The Issuer shall cause the Indenture Trustee, upon retirement of the Obligations pursuant to the Indenture or otherwise, to furnish to FSA a notice of such retirement, and, upon retirement of the Obligations and the expiration of the term of the Policy, to surrender the Policy to FSA for cancellation.

     (g) Third-Party Beneficiary. The Issuer agrees that FSA shall have all rights of a third-party beneficiary in respect of the Transaction Documents to which the Issuer is a party and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of FSA.

     (h) Special Purpose Entity.

          (i) The Issuer shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which those others are concerned. It particularly will use its best efforts to avoid the appearance of conducting business on behalf of the Company or any affiliate thereof and to avoid the appearance that the assets of the Issuer are available to pay the creditors of the Company or any affiliate thereof. Without limiting the generality of the foregoing, all oral and written communications of the Issuer including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications of the Issuer, will be made solely in the name of the Issuer.

          (ii) The Issuer shall maintain records and books of account separate from those of the Company and the other affiliates thereof.

         (iii) The organizational expenses, operating expenses and liabilities of the Issuer shall be paid from the Issuer's own funds.

          (iv) The annual financial statements of the Issuer shall disclose the effects of its transactions in accordance with generally accepted accounting principles and shall disclose that the assets of the Issuer are not available to pay creditors of the Company or any affiliate thereof.

          (v) The resolutions, agreements and other instruments of the Issuer underlying the transactions described in this Agreement and in the other Transaction Documents shall be continuously maintained by the Issuer as official records of the Issuer separately identified and held apart from the records of the Company and each other affiliate thereof.

          (vi) The Issuer shall maintain an arm's-length relationship with the Company and the affiliates thereof and will not hold itself out as being liable for the debts of the Company or any of its respective affiliates.

         (vii) The Issuer shall keep its assets and liabilities wholly separate from those of all other entities, including, but not limited to, the Company and its affiliates.

        (viii) The Issuer shall obtain proper authorization from its beneficial owners of all action requiring such authorization.

          (ix) The Issuer's funds and assets will not be commingled with those of the Company.

          (x) The books and records of the Issuer will be maintained at the address designated herein for receipt of notices, unless it shall otherwise advise the parties hereto in writing.

     (i) Non-Petition. The Issuer shall cause all parties to any transaction involving the issuance of debt by the Issuer to covenant not to institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings until at least one year and one day after the later to occur of (i) the Expiration Date or (ii) the payment of all obligations of the Issuer under such transaction.

     Section 2.08 Affirmative Covenants of the Company. The Company hereby agrees that during the Term of this Agreement, unless FSA shall otherwise expressly consent in writing:

     (a) Existence. The Company shall maintain its existence and shall at all times continue to be duly organized under the laws of the State of Maryland and duly qualified and duly authorized (as described in Sections 2.04(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate of incorporation and bylaws.

     (b) Compliance With Agreements and Applicable Laws. The Company shall perform its respective obligations under the Transaction Documents and shall comply with all material requirements of, and the Obligations shall be offered and sold in accordance with, any law, rule or regulation applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents.

         (c) Financial Statements; Accountants' Reports; Other Information. The Company shall keep or cause to be kept in reasonable detail books and records of account of the Company's assets and business, and shall clearly reflect therein the transfer of the Mortgage Loans as a sale of the Company's interest in the Mortgage Loans; provided, that for tax purposes the Company will treat the Obligations as newly originated debt obligations. The Company shall furnish or caused to be furnished to FSA:

          (i) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each fiscal year of the Company, the audited balance sheets of the Company as of the end of such fiscal year and the audited statements of income, changes in shareholders' equity and cash flows of the Company for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate of the Company's independent accountants (who shall be a nationally recognized firm or otherwise acceptable to FSA) and by the certificate specified in Section 2.08(d) hereof.

          (ii) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each of the first three quarters of each fiscal year of the Company, the unaudited balance sheets of the Company as of the end of such quarter and the unaudited statements of income, changes in shareholders' equity and cash flows of the Company for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied (subject to normal year-end adjustments), and accompanied by the certificate specified in
               Section 2.08(d) hereof if such certificate is required to be provided pursuant to such Section.

         (iii) Accountants' Reports. If a Trigger Event has occurred, copies of any reports submitted to the Company by its independent accountants in connection with any examination of the financial statements of the Company, promptly upon receipt thereof.

          (iv) Other Information. Promptly upon receipt thereof, copies of all reports, statements, certifications, schedules, or other similar items delivered to or by the Company pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as FSA may reasonably request; provided, however, that the Company shall not be required to deliver any such items if provision by some other party to FSA is required under the Transaction Documents unless such other party wrongfully fails to deliver such item. The Company shall, upon the request of FSA, permit FSA or its authorized agents (A) to inspect the books and records of the Company as they may relate to the Obligations, the Mortgage Loans, the obligations of the Company under the Transaction Documents, the Transaction and, but only following the occurrence of a Trigger Event, the Company's business; (B) to discuss the affairs, finances and accounts of the Company with the Chief Operating Officer and the Chief Financial Officer of the Company, no more frequently than annually unless a Trigger Event has occurred; and (C) upon the occurrence of a Trigger Event, to discuss the affairs, finances and accounts of the Company with the Company's independent accountants, provided that an officer of the Company shall have the right to be present during such discussions. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Company. In addition, the Company shall promptly (but in no case more than 30 days following issuance or receipt by the Commonly Controlled Entity) provide to FSA a copy of all correspondence between a Commonly Controlled Entity and the PBGC, IRS, Department of Labor or the administrators of a Multiemployer Plan relating to any Reportable Event or the underfunded status, termination or possible termination of a Plan or a Multiemployer Plan. The books and records of the Company will be maintained at the address of the Company designated herein for receipt of notices, unless the Company shall otherwise advise the parties hereto in writing.

          (v) The Company shall provide or cause to be provided to FSA an executed original copy of each document executed in connection with the transaction within 30 days after the date of closing.

     All financial statements specified in clauses (i) and (ii) above shall be furnished in consolidated form for the Company and all Subsidiaries in the event the Company shall consolidate its financial statements with its Subsidiaries.

     (d) Compliance Certificate. The Company shall deliver to FSA concurrently with the delivery of the financial statements required pursuant to Section 2.08(c)(i) hereof (and concurrently with the delivery of the financial statements required pursuant to Section 2.08(c)(ii) hereof, if a Trigger Event has occurred), a certificate signed by the Chief Financial Officer of the Company stating that:

          (i) a review of the Company's and the Issuer's performance under the Transaction Documents during such period has been made under such officer's supervision;

          (ii) to the best of such individual's knowledge following reasonable inquiry, no Trigger Event, Default or Event of Default has occurred, or if a Trigger Event, Default or Event of Default has occurred, specifying the nature thereof and, if the Company has a right to cure any such Default or Event of Default pursuant to Section 5.01, stating in reasonable detail the steps, if any, being taken by the Company to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates; and

         (iii) the attached financial reports submitted in accordance with
               Section 2.08(c)(i) or (ii) hereof, as applicable, are complete and correct in all material respects and present fairly the financial condition and results of operations of the Company as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments).

     (e) Notice of Material Events. The Company shall promptly inform FSA in writing of the occurrence of any of the following:

          (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation
               (A) against the Company pertaining to the Mortgage Loans in general, (B) with respect to a material portion of the Mortgage Loans or (C) in which a request has been made for certification as a class action (or equivalent relief) that would involve a material portion of the Mortgage Loans;

          (ii) any change in the location of the Company's principal office or any change in the location of the Company's books and records;

         (iii) the occurrence of any Trigger Event, Default or Event of Default; or

          (iv) any other event, circumstance or condition that has resulted, or has a material possibility of resulting, in a Material Adverse Change in respect of the Company.

     (f) Further Assurances. The Company shall, upon the request of FSA, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty (30) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Indenture Trustee, for the benefit of the Obligationholders and FSA, in the Mortgage Loans, free and clear of all Liens and Restrictions on Transferability except the Lien in favor of the Indenture Trustee, for the benefit of the Obligationholders and FSA, and the Restrictions on Transferability imposed by the Indenture. In addition, the Company agrees to cooperate with S&P and Moody's in connection with any review of the Transaction which may be undertaken by S&P and Moody's after the date hereof.

     (g) Retirement of Obligations. The Company shall cause the Indenture Trustee, upon retirement of the Obligations pursuant to the Indenture or otherwise, to furnish to FSA a notice of such retirement, and, upon retirement of the Obligations and the expiration of the term of the Policy, to surrender the Policy to FSA for cancellation

     (h) Third-Party Beneficiary. The Company agrees that FSA shall have all rights of a third-party beneficiary in respect of the Transaction Documents to which the Company is a party and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of FSA.

     (i) Year 2000 Program. The Company has taken all steps reasonably necessary and appropriate to prevent any material problems in its computer and information systems arising from or in connection with the information processing challenges associated with the Year 2000, and will provide to FSA such information and reports as FSA may reasonably request from time to time with respect to such steps as have or will be taken with respect thereto.

     Section 2.09 Negative Covenants of the Depositor. The Depositor hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

     (a) Restrictions on Liens. The Depositor shall not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or Restriction on Transferability on the Mortgage Loans except for the Lien in favor of the Indenture Trustee, for the benefit of the Obligationholders and FSA, and the Restrictions on Transferability imposed by the Indenture or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names the Depositor as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Mortgage Loans, except in each case any such instrument solely securing the rights and preserving the Lien of the Indenture Trustee, for the benefit of the Obligationholders and FSA.

     (b) Impairment of Rights. The Depositor shall not take any action, or fail to take any action, if such action or failure to take action may (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Indenture Trustee, the Obligationholders or FSA, (ii) result in a Material Adverse Change in respect of any Mortgage Loan or (iii) impair the ability of the Depositor to perform its obligations under the Transaction Documents to which it is a party, including any consolidation, merger with any Person or any transfer of all or any material amount of the Depositor's assets to any other Person if such consolidation, merger or transfer would materially impair the net worth of the Depositor or any successor Person obligated, after such event, to perform the Depositor's obligations under the Transaction Documents.

     (c) Waiver, Amendments, Etc. The Depositor shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents or its certificate of incorporation or by-laws.

     (d) Successors. So long as no Insurer Default has occurred and is continuing, the Depositor shall not terminate or designate, or consent to the termination or designation of, the servicer, the master servicer, any subservicer, any custodian, or the Indenture Trustee or any successor thereto without the prior approval of FSA.

     (e) Other Activities. The Depositor shall not create, incur, assume or suffer to exist any indebtedness or sell, transfer, exchange or otherwise dispose of any of its assets, or engage in any business or activity, except as provided in or contemplated by the Transaction Documents or its certificate of incorporation or by-laws; provided, that in no event shall any such indebtedness be recourse to the Depositor.

     (f) Subsidiaries. The Depositor shall not form, or cause to be formed, any Subsidiaries.

     (g) No Mergers. The Depositor shall not consolidate with or merge into any Person or transfer all or any material amount of its assets to any Person except as provided in or contemplated by the Transaction Documents.

     (h) Insolvency. The Depositor shall not commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to the bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, corporation or other relief with respect to it or
(B) seeking appointment of a receiver, insolvency trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors. The Depositor shall not take any action in furtherance of, or indicating the consent to, approval of , or acquiescence in any of the acts set forth above. The Depositor shall not admit in writing its inability to pay its debts.

     Section 2.10 Negative Covenants of the Seller. The Seller hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

     (a) Restrictions on Liens. The Seller shall not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or Restriction on Transferability on the Mortgage Loans except for the Lien in favor of the Indenture Trustee, for the benefit of the Obligationholders and FSA, and the Restrictions on Transferability imposed by the Indenture or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names the Seller as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Mortgage Loans, except in each case any such instrument solely securing the rights and preserving the Lien of the Indenture Trustee, for the benefit of the Obligationholders and FSA.

     (b) Impairment of Rights. The Seller shall not take any action, or fail to take any action, if such action or failure to take action may (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Indenture Trustee, the Obligationholders or FSA, (ii) result in a Material Adverse Change in respect of any Mortgage Loan or (iii) impair the ability of the Seller to perform its obligations under the Transaction Documents to which it is a party, including any consolidation, merger with any Person or any transfer of all or any material amount of the Seller's assets to any other Person if such consolidation, merger or transfer would materially impair the net worth of the Seller or any successor Person obligated, after such event, to perform the Seller's obligations under the Transaction Documents.

     (c) Waiver, Amendments, Etc. The Seller shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents or its certificate of incorporation and by-laws.

     (d) Successors. So long as no Insurer Default has occurred and is continuing, the Seller shall not terminate or designate, or consent to the termination or designation of, the servicer, the master servicer, any subservicer, any custodian, or the Indenture Trustee or any successor thereto without the prior approval of FSA.

     (e) Other Activities. The Seller shall not create, incur, assume or suffer to exist any indebtedness or sell, transfer, exchange or otherwise dispose of any of its assets, or engage in any business or activity, except as provided in or contemplated by the Transaction Documents and its certificate of incorporation and by-laws; provided, that in no event shall any such indebtedness be recourse to the Seller.

     (f) Subsidiaries. The Seller shall not form, or cause to be formed, any Subsidiaries. No Mergers. The Seller shall not consolidate with or merge into any Person or transfer all or any material amount of its assets to any Person except as provided in or contemplated by the Transaction Documents.

     (g) Insolvency. The Seller shall not commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to the bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, corporation or other relief with respect to it or
(B) seeking appointment of a receiver, insolvency trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors. The Seller shall not take any action in furtherance of, or indicating the consent to, approval of , or acquiescence in any of the acts set forth above. The Seller shall not admit in writing its inability to pay its debts.

     Section 2.11 Negative Covenants of the Issuer. The Issuer hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

     (a) Restrictions on Liens. The Issuer shall not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or Restriction on Transferability on the Mortgage Loans except for the Lien in favor of the Indenture Trustee, for the benefit of the Obligationholders and FSA, and the Restrictions on Transferability imposed by the Indenture or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names the Issuer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Mortgage Loans, except in each case any such instrument solely securing the rights and preserving the Lien of the Indenture Trustee, for the benefit of the Obligationholders and FSA.

     (b) Impairment of Rights. The Issuer shall not take any action, or fail to take any action, if such action or failure to take action may (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Indenture Trustee, the Obligationholders or FSA, (ii) result in a Material Adverse Change in respect of any Mortgage Loan or (iii) impair the ability of the Issuer to perform its obligations under the Transaction Documents to which it is a party, including any consolidation, merger with any Person or any transfer of all or any material amount of the Issuer's assets to any other Person if such consolidation, merger or transfer would materially impair the net worth of the Issuer or any successor Person obligated, after such event, to perform the Issuer's obligations under the Transaction Documents.

     (c) Waiver, Amendments, Etc. The Issuer shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents.

     (d) Successors. So long as no Insurer Default has occurred and is continuing, the Issuer shall not terminate or designate, or consent to the termination or designation of, the servicer, the master servicer, any subservicer, any custodian, or the Indenture Trustee or any successor thereto without the prior approval of FSA.

     (e) Other Activities. The Issuer shall not create, incur, assume or suffer to exist any indebtedness or sell, transfer, exchange or otherwise dispose of any of its assets, or engage in any business or activity, except as provided in or contemplated by the Transaction Documents and the Owner Trust Agreement; provided, that in no event shall any such indebtedness be recourse to the Issuer.

     (f) Subsidiaries. The Issuer shall not form, or cause to be formed, any Subsidiaries.

     (g) No Mergers. The Issuer shall not consolidate with or merge into any Person or transfer all or any material amount of its assets to any Person except as provided in or contemplated by the Transaction Documents.

     (h) Insolvency. The Issuer shall not commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to the bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, corporation or other relief with respect to it or
(B) seeking appointment of a receiver, insolvency trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors. The Issuer shall not take any action in furtherance of, or indicating the consent to, approval of , or acquiescence in any of the acts set forth above. The Issuer shall not admit in writing its inability to pay its debts.

     Section 2.12 Negative Covenants of the Company. The Company hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing: Restrictions on Liens. The Company shall not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or Restriction on Transferability on the Mortgage Loans except for the Lien in favor of the Indenture Trustee, for the benefit of the Obligationholders and FSA, and the Restrictions on Transferability imposed by the Indenture or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names the Company as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Mortgage Loans, except in each case any such instrument solely securing the rights and preserving the Lien of the Indenture Trustee, for the benefit of the Obligationholders and FSA. Impairment of Rights. The Company shall not take any action, or fail to take any action, if such action or failure to take action may (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Indenture Trustee, the Obligationholders or FSA, (ii) result in a Material Adverse Change in respect of any Mortgage Loan or (iii) impair the ability of the Company to perform its obligations under the Transaction Documents to which it is a party, including any consolidation, merger with any Person or any transfer of all or any material amount of the Company's assets to any other Person if such consolidation, merger or transfer would materially impair the net worth of the Company or any successor Person obligated, after such event, to perform the Company's obligations under the Transaction Documents.

     (c) Waiver, Amendments, Etc. The Company shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents.

     (d) Successors. So long as no Insurer Default has occurred and is continuing, the Company shall not terminate or designate, or consent to the termination or designation of, the servicer, the master servicer, any subservicer, any custodian, or the Indenture Trustee or any successor thereto without the prior approval of FSA.

     (e) Insolvency. The Company shall not commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to the bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, corporation or other relief with respect to it or
(B) seeking appointment of a receiver, insolvency trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors. The Company shall not take any action in furtherance of, or indicating the consent to, approval of , or acquiescence in any of the acts set forth above. The Company shall not admit in writing its inability to pay its debts.

                                  ARTICLE III

                  THE POLICY; REIMBURSEMENT; INDEMNIFICATION

     Section 3.01 Issuance of the Policy. FSA agrees to issue the Policy subject to satisfac tion of the conditions precedent set forth in Appendix A hereto.

     Section 3.02 Payment of Fees and Premium.

     (a) Legal Fees. On the Date of Issuance, the Company shall pay or cause to be paid legal fees and disbursements incurred by FSA in connection with the issuance of the Policy, unless otherwise agreed between the Company and FSA.

     (b) Rating Agency Fees. The initial fees of S&P and Moody's with respect to the Obligations and the transactions contemplated hereby shall be paid by the Company in full on the Date of Issuance, or otherwise provided for to the satisfaction of FSA. All periodic and subsequent fees of S&P and Moody's with respect to, and directly allocable to, the Obligations shall be for the account of, and shall be billed to, the Company. The fees for any other rating agency shall be paid by the party requesting such other agency's rating, unless such other agency is a substitute for S&P or Moody's in the event that S&P or Moody's is no longer rating the Obligations, in which case the cost for such agency shall be paid by the Company.

     (c) Auditors' Fees. In the event that FSA's auditors are required to provide information or any consent in connection with the Offering Document prepared prior to the Date of Issuance, fees therefor not exceeding $4,000 shall be paid by the Company. The Company shall pay on demand any additional fees of FSA's auditors payable in respect of any Offering Document that are incurred after the Date of Issuance. It is understood that FSA's auditors shall not incur any additional fees in respect of future Offering Documents except at the request of or with the consent of the Company.

     (d) Premium. In consideration of the issuance by FSA of the Policy, FSA shall be entitled to receive the Premium as and when due in accordance with the terms of the Premium Letter (i) in the case of Premium due on or before the Date of Issuance, directly from the Company and (ii) in the case of Premium due after the Date of Issuance, as provided in the Indenture. The Premium paid hereunder or under the Indenture shall be nonrefundable without regard to whether FSA makes any payment under the Policy or any other circumstances relating to the Obligations or provision being made for payment of the Obligations prior to maturity. The Company shall make all payments of Premium by wire transfer to an account designated from time to time by FSA by written notice to the Company.

     Section 3.03 Reimbursement and Additional Payment Obligation. The Depositor, the Seller, the Company and the Issuer agree to pay to FSA the following amounts, as and when incurred:

     (a) a sum equal to the total of all amounts paid by FSA under the Policy;

     (b) any and all out-of-pocket charges, fees, costs and expenses which FSA may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) in the event of payments under the Policy, any accounts established to facilitate payments under the Policy, to the extent FSA has not been immeately reimbursed on the date that any amount is paid by FSA under the Policy, or other administrative expenses relating to such payments under the Policy, (ii) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents or the Transaction, (iii) any amendment, waiver or other action with respect to, or related to, any Transaction Document whether or not executed or completed,
(iv) any review or investigation made by FSA in those circumstances where its approval or consent is sought under any of the Transaction Documents;

     (c) interest on any and all amounts described in Section 3.03(a) or
Section 3.02(d) from the date due to FSA pursuant to the provisions hereof until payment thereof in full, payable to FSA at the Late Payment Rate per annum; and

     (d) any payments made by FSA on behalf of, or advanced to, the Depositor, the Seller, the Company or the Issuer, including, without limitation, any amounts payable by the Depositor, the Seller, the Company or the Issuer pursuant to the Obligations (other than any payments of interest or principal on the Notes but without the limiting amounts specified in clause (a) of this
Section 3.03) or any other Transaction Documents; and any payments made by FSA as, or in lieu of, any servicing, management, trustee, custodial or administrative fees payable, in the sole discretion of FSA to third parties in connection with the Transaction.

     All such amounts are to be immediately due and payable without demand, in full without any requirement on the part of FSA to seek reimbursement from any other sources of indemnity therefor or to allocate expenses to other transactions benefitting therefrom.

     Notwithstanding any provision of this Section to the contrary, the payment obligations set forth in this Section shall be non-recourse obligations with respect to the Depositor, the Seller, the Company and the Issuer (other than those set forth in subsections (b), (c) and (d) above) and shall be payable only from monies available for such payment in accordance with the provisions of the Indenture (except to the extent that any such payment obligation arises from a failure to perform or default of the Depositor, the Seller, the Company, the Issuer or any affiliate thereof under any Transaction Document or by reason of negligence, willful misconduct or bad faith on the part of any of the Depositor, the Seller, the Company or the Issuer in the performance of its duties and obligations thereunder or reckless disregard by any of the Depositor, the Seller, the Company or the Issuer of its duties and obligations thereunder)

     Section 3.04 Indemnification

     (a) Indemnification by the Depositor. In addition to any and all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, the Depositor agrees to pay, and to protect, indemnify and save harmless, FSA and its officers, directors, shareholders, employees, agents and each Person, if any, who controls FSA within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

          (i) the negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Depositor, or any affiliate thereof;

          (ii) the breach by the Depositor or any affiliate thereof of any representation, warranty or covenant under any of the Transaction Documents or the occurrence, in respect of the Depositor or any affiliate thereof, under any of the Transaction Documents of any "event of default" or any event which, with the giving of notice or the lapse of time or both, would constitute any "event of default";

         (iii) any untrue statement or alleged untrue statement of a material fact contained in any Offering Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims arise out of or are based upon any untrue statement or omission in information included in an Offering Document and furnished by FSA in writing expressly for use therein (all such information so furnished being referred to herein as "FSA Information"), it being understood that, in respect of the initial Offering Document, the FSA Information is limited to the information included under the caption "The Note Insurer"(except with respect to the undertakings of the Seller and the Depositor therein) and the financial statements of FSA incorporated by reference;

          (iv) any statement, omission or action by the Depositor in connection with the offering, issuance, sale, remarketing or delivery of the Obligations; or

          (v) the violation by the Depositor of any Federal, state or foreign law, rule or regulation or any judgment, order or decree applicable to it.

     (b) Indemnification by the Seller. In addition to any and all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, the Seller agrees to pay, and to protect, indemnify and save harmless, FSA and its officers, directors, shareholders, employees, agents and each Person, if any, who controls FSA within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damag es, costs or expenses (including, without limitation, fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

          (i) the negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Seller, the Issuer, the Company, or any affiliate thereof;

          (ii) the breach by the Seller, the Issuer, the Company, or any affiliate thereof of any representation, warranty or covenant under any of the Transaction Documents or the occurrence, in respect of the Seller, the Issuer, the Company, or any affiliate thereof, under any of the Transaction Documents of any "event of default" or any event which, with the giving of notice or the lapse of time or both, would constitute any "event of default";

         (iii) any untrue statement or alleged untrue statement of a material fact contained in any Offering Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims arise out of or are based upon any untrue statement or omission in the FSA Information;

          (iv) any statement, omission or action by the Seller, the Company or the Issuer in connection with the offering, issuance, sale, remarketing or delivery of the Obligations; or

          (v) the violation by the Seller, the Company or the Issuer of any Federal, state or foreign law, rule or regulation or any judgment, order or decree applicable to it.

     (c) Indemnification by the Company. In addition to any and all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, the Company agrees to pay, and to protect, indemnify and save harmless, FSA and its officers, directors, shareholders, employees, agents and each Person, if any, who controls FSA within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

          (i) the negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Company, the Depositor, the Seller or the Issuer, or any affiliate thereof;

          (ii) the breach by the Company, the Depositor, the Seller, the Issuer, or any affiliate thereof of any representation, warranty or covenant under any of the Transaction Documents or the occurrence, in respect of the Company, the Depositor, the Seller, the Issuer, or any affiliate thereof, under any of the Transaction Documents of any "event of default" or any event which, with the giving of notice or the lapse of time or both, would constitute any "event of default";

         (iii) any untrue statement or alleged untrue statement of a material fact contained in any Offering Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims arise out of or are based upon any untrue statement or omission in the FSA Information;

          (iv) any statement, omission or action by the Company, the Depositor, the Seller or the Issuer in connection with the offering, issuance, sale, remarketing or delivery of the Obligations; or

          (v) the violation by either of the Company, the Depositor, the Seller or the Issuer of any Federal, state or foreign law, rule or regulation or any judgment, order or decree applicable to it.

     (d) Indemnification by the Issuer. In addition to any and all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, the Issuer agrees to pay, and to protect, indemnify and save harmless, FSA and its officers, directors, shareholders, employees, agents and each Person, if any, who controls FSA within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damag es, costs or expenses (including, without limitation, fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

          (i) the negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Company, Seller, the Issuer or any affiliate thereof;

          (ii) the breach by the Company, Seller, the Issuer or any affiliate thereof of any representation, warranty or covenant under any of the Transaction Documents or the occurrence, in respect of the Issuer, the Company, the Seller or any affiliate thereof, under any of the Transaction Documents of any "event of default" or any event which, with the giving of notice or the lapse of time or both, would constitute any "event of default";

         (iii) any untrue statement or alleged untrue statement of a material fact contained in any Offering Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims arise out of or are based upon any untrue statement or omission in the FSA Information;

          (iv) any statement, omission or action by the Company, the Seller or the Issuer in connection with the offering, issuance, sale, remarketing or delivery of the Obligations; or

          (v) the violation by either of the Company, the Seller or the Issuer of any Federal, state or foreign law, rule or regulation or any judgment, order or decree applicable to it.

     (e) Conduct of Actions or Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against FSA, any officer, director, shareholder, employee or agent of FSA or any Person controlling FSA (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which indemnity may be sought from the Depositor, the Seller, the Company or the Issuer (the "Indemnifying Party") hereunder, FSA shall promptly notify the Indemnifying Party in writing, and the Indem nifying Party shall assume the defense thereof, including the employment of counsel satisfactory to FSA and the payment of all expenses. An Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses,
(ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel satisfactory to FSA in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that (A) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party and (B) the representation of the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate or contrary to prudent practice (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by FSA). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party, but, if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (d), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

     (f) Contribution. To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section), the Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand.

     Section 3.05 Subrogation. Subject only to the priority of payment provisions of the Indenture, the Depositor, the Seller, the Company and the Issuer acknowledge that, to the extent of any payment made by FSA pursuant to the Policy, FSA is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Obligationholders to any moneys paid or payable in respect of the Obligations under the Transaction Documents or otherwise. The Depositor, the Seller, the Company and the Issuer agree to such subrogation and, further, agree to execute such instruments and to take such actions as, in the sole judgment of FSA, are necessary to evidence such subrogation and to perfect the rights of FSAto receive any moneys paid or payable in respect of the Obligations under the Transaction Documents or otherwise.

                                  ARTICLE IV

                              FURTHER AGREEMENTS

     Section 4.01 Effective Date; Term of Agreement. This Agreement shall take effect on the Date of Issuance and shall remain in effect until the later of
(a) such time as FSA is no longer subject to a claim under the Policy and the Policy shall have been surrendered to FSA for cancellation and (b) all amounts payable to FSA and the Obligationholders under the Transaction Documents and under the Obligations have been paid in full; provided, however, that the provisions of Sections 3.02, 3.03 and 3.04 hereof shall survive any termination of this Agreement.

     Section 4.02 Obligations Absolute.

     (a) The payment obligations of the Depositor, the Seller, the Company and the Issuer hereunder shall be absolute and unconditional, and shall be paid strictly in accordance with this Agreement under all circumstances irrespective of (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver with respect to, any of the Transaction Documents, the Obligations or the Policy; (ii) any exchange or release of any other obligations hereunder; (iii) the existence of any claim, setoff, defense, reduction, abatement or other right which the Depositor, the Seller, the Company or the Issuer may have at any time against FSA or any other Person; (iv) any document presented in connection with the Policy proving to be forged, fraudulent, invalid or insufficient in any respect, including any failure to strictly comply with the terms of the Policy, or any statement therein being untrue or inaccurate in any respect; (v) any failure of the Depositor, the Seller, the Company or the Issuer to receive the proceeds from the sale of the Obligations; (vi) any breach by the Depositor, the Seller, the Company or the Issuer of any representation, warranty or covenant contained in any of the Transaction Documents; or (vii) any other circumstances, other than payment in full, which might otherwise constitute a defense available to, or discharge of, the Depositor, the Seller, the Company or the Issuer in respect of any Transaction Document.

     (b) The Depositor, the Seller, the Company and the Issuer and any and all others who are now or may become liable for all or part of the obligations of the Depositor, the Seller, the Company or the Issuer under this Agreement agree to be bound by this Agreement and (i) to the extent permitted by law, waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness, if any, and obligations evidenced by any Transaction Document or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder except as required by the Transaction Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, or to any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Depositor, the Seller, the Company or the Issuer; (v) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vi) consent to any and all extensions of time that may be granted by FSA with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (vii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

     (c) Nothing herein shall be construed as prohibiting the Depositor, the Seller, the Company or the Issuer from pursuing any rights or remedies they may have against any Person other than FSA in a separate legal proceeding.

     Section 4.03 Assignments; Reinsurance; Third-Party Rights

     (a) This Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither of the Depositor, the Seller, the Company nor the Issuer may assign its rights under this Agreement, or delegate any of its duties hereunder, without the prior written consent of FSA. Any assignment made in violation of this Agreement shall be null and void.

     (b) FSA shall have the right to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as FSA may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve FSA of any of its obligations hereunder or under the Policy.

     (c) In addition, FSA shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of FSA in connec tion therewith any rights of FSA under the Transaction Documents or with respect to any real or personal property or other interests pledged to FSA, or in which FSA has a security interest, in connection with the Transaction.

     (d) Except as provided herein with respect to participants and reinsurers, nothing in this Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Obligationholder, other than FSA, against the Depositor, the Seller, the Company or the Issuer, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the Indenture Trustee or any Obligationholder shall have any right to payment from any premiums paid or payable hereunder or from any other amounts paid by the Depositor, the Seller, the Company or the Issuer pursuant to Section 3.02,
3.03 or 3.04 hereof.

     Section 4.04 Liability of FSA. Neither FSA nor any of its officers, direc tors or employees shall be liable or responsible for: (a) the use which may be made of the Policy by the Indenture Trustee or for any acts or omissions of the Indenture Trustee in connection therewith or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to FSA (or its Fiscal Agent) in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless FSA had actual knowledge thereof). In furtherance and not in limitation of the foregoing, FSA (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation.

                                   ARTICLE V

                          EVENTS OF DEFAULT; REMEDIES

     Section 5.01 Events of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder:

     (a) any representation or warranty made by the Depositor, the Seller, the Company or the Issuer under any of the Transaction Documents, or in any certificate or report furnished under any of the Transaction Documents, shall prove to be untrue or incorrect in any material respect; provided, however, that if the Depositor, the Seller, the Company or the Issuer effectively cures any such defect in any representation or warranty under any Transaction Document, or certificate or report furnished under any Transaction Document, within the time period specified in the relevant Transaction Document as the cure period therefor, such defect shall not in and of itself constitute an Event of Default hereunder;

     (b) (i) the Depositor, the Seller, the Company or the Issuer shall fail to pay when due any amount payable by the Depositor, the Seller, the Company or the Issuer, as applicable, under any of the Transaction Documents unless such amounts are paid in full within any applicable cure period explicitly provided for under the relevant Transaction Document; (ii) the Depositor, the Seller, the Company or the Issuer shall have asserted that any of the Transaction Documents to which it is a party is not valid and binding on the parties thereto; or (iii) any court, governmental authority or agency having jurisdiction over any of the parties to any of the Transaction Documents or any property thereof shall find or rule that any material provision of any of the Transaction Documents is not valid and binding on the parties thereto;

     (c) the Depositor, the Seller, the Company or the Issuer shall fail to perform or observe any other covenant or agreement contained in any of the Transaction Documents (except for the obligations described under clause (b) above) and such failure shall continue for a period of 30 days after written notice given to the Depositor, the Seller, the Company or the Issuer, as applicable; provided, however, that, if such failure shall be of a nature that it cannot be cured within 30 days, such failure shall not constitute an Event of Default hereunder if within such 30 day period the Depositor, the Seller, the Company or the Issuer, as applicable, shall have given notice to FSA of corrective action it proposes to take, which corrective action is agreed in writing by FSA to be satisfactory and the Depositor, the Seller, the Company or the Issuer, as applicable, shall thereafter pursue such corrective action diligently until such default is cured;

     (d) the Seller, the Company or the Issuer shall fail to pay its debts generally as they come due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or shall institute any proceeding seeking to adjudicate the Seller, the Company or the Issuer insolvent or seeking a liquidation, or shall take advantage of any insolvency act, or shall commence a case or other proceeding naming the Seller, the Company or the Issuer as debtor under the United States Bankruptcy Code or similar law, domestic or foreign, or a case or other proceeding shall be commenced against the Seller, the Company or the Issuer under the United States Bankruptcy Code or similar law, domestic or foreign, or any proceeding shall be instituted against the Seller, the Company or the Issuer seeking liquidation of the Seller's, the Company's or the Issuer's assets and the Seller, the Company or the Issuer, as applicable, shall fail to take appropriate action resulting in the withdrawal or dismissal of such proceeding within 30 days or there shall be appointed or the Seller, the Company or the Issuer shall consent to, or acquiesce in, the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Seller, the Company or the Issuer or the whole or any substantial part of the properties or assets of any of the Seller, the Company or the Issuer shall take any corporate action in furtherance of any of the foregoing;

     (e) the occurrence of an "event of default" under any of the Transaction Documents;

     (f) the occurrence of an "event of default" under any other insurance and indemnity agreement to which FSA and any of the Seller, the Company or the Issuer are parties; and any demand for payment shall be made under the Policy other than a payment solely for a Supplemental Interest Payment which is paid out of the Supplemental Interest Payment Account on the same Payment Date that such claim relates to.

     Section 5.02 Remedies; Waivers

     (a) Upon the occurrence of an Event of Default, FSA may exercise any one or more of the rights and remedies set forth below:

          (i) declare all or a portion of the Premium Supplement that has accrued or will accrue to be payable, and the same thereupon be immediately due and payable to the extent then accrued and shall thereupon become immediately due and payable upon accrual to the extent accruing thereafter, whether or not FSA shall have declared an "Event of Default" or shall have exercised, or be entitled to exercise, any other rights or remedies hereunder;

          (ii) exercise any rights and remedies available under the Transaction Documents in its own capacity or in its capacity as the Person entitled to exercise the rights of the Obligationholders in respect of the Obligations; or

         (iii) take whatever action at law or in equity may appear necessary or desirable in its judgment to enforce performance of any obligation of the Depositor, the Seller, the Company or the Issuer under the Transaction Documents.

     (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or failure to exercise any right or power accruing under any Transaction Document upon the occurrence of any Event of Default or otherwise shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle FSA to exercise any remedy reserved to FSA in this Article, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Article.

     (c) If any proceeding has been commenced to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to FSA, then and in every such case the parties hereto shall, subject to any determination in such proceeding, be restored to their respective former positions hereunder, and, thereafter, all rights and remedies of FSA shall continue as though no such proceed ing had been instituted.

     (d) FSA shall have the right, to be exercised in its complete discretion, to waive any covenant, Default or Event of Default by a writing setting forth the terms, condi tions and extent of such waiver signed by FSA and delivered to the Depositor, the Seller, the Company or the Issuer. Any such waiver may only be effected in writing duly executed by FSA, and no other course of conduct shall constitute a waiver of any provision hereof. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence so waived and not to any other similar event or occurrence.

                                    ARTICLE

                                 MISCELLANEOUS

     Section 6.01 Amendments, Etc. This Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

     Section 6.02 Notices. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

          (a) To FSA: Financial Security Assurance Inc. 350 Park Avenue New York, NY 10022 Attention: Transaction Oversight Re: American Residential Eagle Bond Trust 1999-1 Confirmation: (212) 826-0100 Telecopy Nos.: (212) 339-3518, (212) 339-3529 (in each case in which notice or other communication to FSA refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of FSA to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head--Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

          (b)  To the Depositor: Bear Stearns Asset Backed Securities, Inc.
                                 245 Park Avenue, 4th Floor
                                 New York, New York 10167
                                 Attention:  Asset Backed Securities Group
                                 (American Residential Eagle Bond Trust 1999-1)
                                 Telecopy:  (212) 272-2703

          (c)  To the Seller:    American Residential Eagle, Inc.
                                 455 Marine View Avenue, Suite 230
                                 Del Mar, California 92014
                                 Attention:  Lisa Faulk and/or Rollie Lynn
                                 Confirmation: (619) 350-5000
                                 Telecopy:  (619) 350-6484

          (d)  To the Issuer:    American Residential Eagle Bond Trust 1999-1
                                 c/o Wilmington Trust Company, as Owner Trustee
                                 Rodney Square North, 1100 North Market Street
                                 Wilmington, Delaware 19890-0001
                                 Attention: Corporate Trust Administration
                                 Confirmation: (302) 651-1000
                                 Telecopy: (302) 651-8882

          (e) To the Company:    American Residential Investment Trust Inc.
                                 455 Marine View Avenue, Suite 230
                                 Del Mar, California 92014
                                 Attention:  Lisa Faulk and/or Rollie Lynn
                                 Confirmation: (619) 350-5000
                                 Telecopy:  (619) 350-6484

     A party may specify an additional or different address or addresses by writing mailed or delivered to the other party as aforesaid. All such notices and other communications shall be effective upon receipt.

     Section 6.03 Payment Procedure. In the event of any payment by FSA for which it is entitled to be reimbursed or indemnified as provided above, the Depositor, the Seller, the Company and the Issuer agree to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to FSA. All payments to be made to FSA under this Agreement shall be made to FSA in lawful currency of the United States of America in immediately available funds to the account number provided in the Premium Letter before 1:00 p.m. (New York, New York time) on the date when due or as FSA shall otherwise direct by written notice to the Depositor, the Seller, the Company or the Issuer. In the event that the date of any payment to FSA or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date. Payments to be made to FSA under this Agreement shall bear interest at the Late Payment Rate from the date due to the date paid.

     Section 6.04 Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

     Section 6.05 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 6.06 Consent to Jurisdiction

     (a) THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, AC TION OR PROCEEDING IS IMPROPER OR THAT THE TRANSACTION DOCUMENTS OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

     (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment. Each of the Depositor, the Seller, the Company and the Issuer hereby irrevocably appoints and designates CT Corporation System, whose address is 1633 Broadway, New York, New York 10019, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each of the Depositor, the Seller, the Company and the Issuer agrees that service of such process upon such Person shall constitute personal service of such process upon it.

     (c) Nothing contained in the Agreement shall limit or affect FSA's right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against the Depositor, the Seller, the Company or the Issuer or their property in the courts of any jurisdiction.

     Section 6.07 Consent of FSA. In the event that FSA's consent is required under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by FSA in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein.

     Section 6.08 Counterparts. This Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

     Section 6.09 Trial by Jury Waived. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

     Section 6.10 Limited Liability

     (a) No recourse under any Transaction Document shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Documents, the Obligations or the Policy, it being expressly agreed and understood that each Transaction Document is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Agreement.

     (b) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and is intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on the part of Wilmington Trust company, individually or personally, to perform any covenant either express or implied herein and all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related document.

     Section 6.11 Entire Agreement. This Agreement, the Premium Letter, the Indemnification Agreement and the Policy set forth the entire agreement between the parties with respect to the subject matter thereof, and this Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.


     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.

                             FINANCIAL SECURITY ASSURANCE INC.


                             By       ______________________________
                             Authorized Officer

                             AMERICAN RESIDENTIAL INVESTMENT TRUST INC.


                             By       ______________________________
                             Name     ______________________________
                             Title    ______________________________


                             AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-1
                             By: Wilmington Trust Company, solely in its
                             capacity as Owner Trustee


                             By       ______________________________
                             Name     ______________________________
                             Title    ______________________________


                             AMERICAN RESIDENTIAL EAGLE, INC.


                             By       ______________________________
                             Name     ______________________________
                             Title    ______________________________


                             BEAR STEARNS ASSET BACKED SECURITIES, INC.


                             By       ______________________________
                             Name     ______________________________
                             Title    ______________________________





                                  APPENDIX I

                                  DEFINITIONS

     "Accumulated Funding Deficiency" shall have the meaning provided in
Section 412 of the Code and Section 302 of ERISA, whether or not waived.

     "Business Day" means any day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in the City of New York, New York or any of the states of Delaware, Maryland or California are authorized or obligated by law or executive order to be closed.

     "Code" means the Internal Revenue Code of 1986, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Collateral" has the meaning provided in the Indenture.

     "Commission" means the Securities and Exchange Commission.

     "Commonly Controlled Entity" means the Depositor, the Seller, the Company or the Issuer, as applicable, and each entity, whether or not incorporated, which is affiliated with the Depositor, the Seller, the Company or the Issuer, as applicable, pursuant to Section 414(b), (c), (m) or (o) of the Code.

     "Custodial Agreement" means the Custodial Agreement, dated as of April 1, 1999, among the Company, the Seller, the Depositor, the Custodian, and the Indenture Trustee.

     "Custodian" means Bankers Trust Company of California, N.A., and any Successor thereto under the Custodial Agreement.

     "Date of Issuance" means the date on which the Policy is issued as specified therein.

     "Default" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

     "ERISA" means the Employee Retirement Income Security Act of 1974, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Event of Default" means any event of default specified in Section 5.01 of the Insurance Agreement.

     "Expiration Date" means the final date of the Term of the Policy, as specified in the Policy.

     "Financial Statements" means with respect to the Company the balance sheets as of December 31, 1998 and the statements of income, retained earnings and cash flows for the 12 month period then ended.

     "Fiscal Agent" means the Fiscal Agent, if any, designated pursuant to the terms of the Policy.

     "FSA" means Financial Security Assurance Inc., a New York stock insurance company, its successors and assigns.

     "FSA Information" has the meaning assigned to that term in Section 3.04(a)(iii).

     "Indemnification Agreement" means the Indemnification Agreement, dated as of April 9, 1999, among FSA, the Depositor, the Seller, the Company, the Issuer and the Underwriter, as the same may be amended from time to time.

     "Indenture" means the Indenture, dated as of April 1, 1999, between the Issuer and the Indenture Trustee on behalf of FSA and the Obligationholders, pursuant to which the Obligations are to be issued, as the same may be amended from time to time.

     "Indenture Trustee" means Norwest Bank Minnesota, National Association, as indenture trustee under the Indenture, and any successor thereto as indenture trustee under the Indenture.

     "Initial Mortgage Loan Purchase Agreement" means the Initial Mortgage Purchase Loan Agreement, dated as of April 1, 1999, between the Company and the Seller.

     "Insurance Agreement" means this Insurance and Indemnity Agreement, dated as of April 1, 1999, among FSA, the Company, the Seller, the Issuer and the Depositor, as the same may be amended from time to time.

     "Investment Company Act" means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "IRS" means the Internal Revenue Service.

     "Issuer" means the American Residential Eagle Bond Trust 1999-1 created under the Owner Trust Agreement.

     "Late Payment Rate" means the lesser of (a) the greater of (i) the per annum rate of interest, publicly announced from time to time by Chase Manhattan Bank at its principal office in the City of New York, as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Chase Manhattan Bank) plus 3%, and (ii) the then applicable highest rate of interest on the Obligations and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

     "Lien" means, as applied to the property or assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by con tract, operation of law, legal process or otherwise: (a) any mortgage, lien, pledge, attachment, charge, lease, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind or (b) any arrangement, express or implied, under which such property or assets are transferred, sequestered or otherwise identified for the purpose of subjecting or making available the same for the payment of debt or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person.

     "Management Agreement" means the Management Agreement, dated as of April 1, 1999, among the Issuer, the Owner Trustee, the Indenture Trustee and the Company.

     "Material Adverse Change" means, (a) in respect of any Person, a material adverse change in (i) the business, financial condition, results of operations or properties of such Person or (ii) the ability of such Person to perform its obligations under any of the Transaction Documents to which it is a party and
(b) in respect of any Mortgage Loan, a material adverse change in (i) the value or marketability of such Mortgage Loan or (ii) the probability that amounts now or hereafter due in respect of such Mortgage Loan will be collected on a timely basis.

     "Master Servicer" means, Advanta Mortgage Corp. USA as Master Servicer under the Master Servicing Agreement, and any successor thereto.

     "Master Servicing Agreement" means the Master Servicing Agreement, dated as of April 1, 1999, among the Issuer, the Indenture Trustee and the Master Servicer.

     "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recog nized rating agency designated by FSA.

     "Mortgage Documents" means the Mortgage Notes, Mortgages, assignments of Mortgages and other related documents required to be delivered to the Custodian to the Indenture Trustee pursuant to Section 2 of the Master Servicing Agreement.

     "Mortgage Loan" has the meaning provided in the Master Servicing
Agreement.

     "Mortgage Loan Purchase Agreement" means the Mortgage Loan Purchase Agreement, dated as of April 1, 1999, between the Seller and the Depositor.

     "Multiemployer Plan" means a multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) in respect of which a Commonly Controlled Entity makes contributions or has liability.

     "Notice of Claim" means a Notice of Claim and Certificate in the form attached as Exhibit A to Endorsement No. 1 to the Policy.

     "Obligationholders" means registered holders of the Obligations.

     "Obligations" means the American Residential Eagle Bond Trust 1999-1, $229,000,000 Mortgage-Backed LIBOR Notes, Class A, Series 1999-1.

     "Offering Document" means the Prospectus Supplement, dated April 9, 1999, and the Prospectus, dated June 4, 1998, of the Issuer in respect of the Obligations and any amendment or supplement thereto and any other offering document in respect of the Obligations that makes reference to the Policy.

     "Owner Trust Agreement" means the Deposit Trust Agreement, dated as of April 1, 1999, between the Depositor and the Owner Trustee, as the same may be amended from time to time.

     "Owner Trustee" means Wilmington Trust Company, a Delaware banking corporation, as Owner Trustee under the Owner Trust Agreement.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency, corporation or instrumentality of the United States to which the duties and powers of the Pension Benefit Guaranty Corporation are transferred.

     "Person" means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, partnership or other organization or entity (whether governmental or private).

     "Plan" means any pension plan (other than a Multiemployer Plan) covered by Title IV of ERISA, which is maintained by a Commonly Controlled Entity or in respect of which a Commonly Controlled Entity has liability.

     "Policy" means the financial guaranty insurance policy, including any endorsements thereto, issued by FSA with respect to the Obligations.

     "Premium" means the premium payable in accordance with Section 3.02 of the Insurance Agreement and the Premium Supplement, if any.

     "Premium Letter" means the side letter between FSA, the Company, the Seller, the Issuer and the Depositor, dated April 15, 1999, in respect of the premium payable in consideration of the issuance of the Policy.

     "Premium Supplement" means a non-refundable premium in addition to the premium payable in accordance with Section 3.02 of the Insurance Agreement, in an amount equal to .23% per annum of the principal amount of the Obligations outstanding on the Premium Supplement Commencement Date, which will accrue from the Premium Supplement Commencement Date until the Premium Supplement Termination Date, and which is payable on each Payment Date following the Premium Supplement Collection Date until the Premium Supplement Termination Date, if any.

     "Premium Supplement Collection Date" means the date on which all or a portion of the Premium Supplement that has accrued or will accrue shall have been declared payable in accordance with Section 5.02(a)(i) of the Insurance Agreement.

     "Premium Supplement Commencement Date" means the date of occurrence of the Event of Default in respect of which the Premium Supplement shall have begun to accrue, regardless of whether the Event of Default has been declared.

     "Premium Supplement Termination Date" means the date on which all Events of Default under the Insurance Agreement shall have been remedied or shall have been waived by FSA.

     "Provided Documents" means the Transaction Documents and any documents, agreements, instruments, schedules, certificates, statements, cash flow schedules, number runs or other writings or data furnished to FSA by or on behalf of the Depositor, the Seller, the Company or the Issuer with respect to the Depositor, the Seller, the Company or the Issuer, their Subsidiaries or the Transaction.

     "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

     "Restrictions on Transferability" means, as applied to the property or assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or non consensual or arises by contract, operation of law, legal process or otherwise, any material condition to, or restriction on, the ability of such Person or any transferee therefrom to sell, assign, transfer or otherwise liquidate such property or assets in a commercially reasonable time and manner or which would otherwise materially deprive such Person or any transferee therefrom of the benefits of ownership of such property or assets.

     "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "S&P" means Standard & Poor's Ratings Services, A Division of The McGraw-Hill Companies, Inc., and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by FSA.

     "Subsidiary" means, with respect to any Person, any corporation of which a majority of the outstanding shares of capital stock having ordinary voting power for the election of directors is at the time owned by such Person directly or through one or more Subsidiaries.

     "Term of the Agreement" shall be determined as provided in Section 4.01 of the Insurance Agreement.

     "Term of the Policy" has the meaning provided in the Policy.

     "Transaction" means the transactions contemplated by the Transaction Documents, including the transactions described in the Offering Document.

     "Transaction Documents" means the Insurance Agreement, the
Indemnification Agreement, the Indenture, the Master Servicing Agreement, the Mortgage Loan Purchase Agreement, the Initial Mortgage Loan Purchase Agreement, the Owner Trust Agreement, the Management Agreement, the Custodial Agreement, the Underwriting Agreement and the Premium Letter.

     "Trigger Event" means the occurrence of any one of the following: (a) an Event of Default under the Insurance Agreement has occurred and is continuing,
(b) any legal proceeding or binding arbitration is instituted with respect to the Transaction or (c) any governmental or administrative investigation, action or pro ceeding is instituted that would, if adversely decided, result in a Material Adverse Change in respect of the Depositor, the Seller, the Company or the Issuer or of a material portion of the Mortgage Loans.

     "Trust Accounts" has the meaning provided in the Indenture.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Underfunded Plan" means any Plan that has an Underfunding.

     "Underfunding" means, with respect to any Plan, the excess, if any, of
(a) the present value of all benefits under the Plan (based on the assumptions used to fund the Plan pursuant to Section 412 of the Code) as of the most recent valuation date over (b) the fair market value of the assets of such Plan as of such valuation date.

     "Underwriter" means Bear, Stearns & Co. Inc.

     "Underwriting Agreement" means the Underwriting Agreement, dated as of April 9, 1999, between the Depositor and the Underwriter with respect to the offer and sale of the Obligations, as the same may be amended from time to time.


                                  APPENDIX II

                              OPINIONS OF COUNSEL

     There shall be delivered to FSA, Moody's and S&P opinions of counsel as follows:

     (i) opinions to the effect that the Obligations have been duly issued, and the Transaction Documents have been duly executed and delivered, and each constitutes legal, valid and binding obligations, enforceable in accordance with their respective terms;

     (ii) opinions as to compliance with applicable securities laws, including, but not limited to, opinions to the effect that:

               (A) to the best of counsel's knowledge, no filing or registration with or notice to or consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation of the Transaction, except such as may be required and have been obtained under the Securities Act and state securities or "blue sky" laws;

               (B) the Issuer is not required to be registered under the Investment Company Act; and

               (C) the Indenture meets the requirements of the Trust Indenture Act;

     (iii) an opinion to the effect that (A) the Issuer is the owner of the Mortgage Loans, holding good and marketable title thereto; (B) the Mortgage Loans would not be included as part of the estate of the Company or the Depositor in the event of any receivership or insolvency proceedings in respect thereof; (C) the transfer of the Mortgage Loans by the Company to the Seller and by the Depositor to the Issuer would be characterized by a court of competent jurisdiction as a sale of such Mortgage Loans and not as a borrowing by the Company or the Depositor or a relationship of joint ownership, partnership, joint venture or similar arrangement; (D) the transfer of the Mortgage Loans by the Seller to the Depositor, in the event that such transfer is not characterized as a sale of such Mortgage Loans, would be characterized by a court of competent jurisdiction as a secured financing of such Mortgage Loans creating a perfected first priority security interest in the Trust Estate in favor of the Depositor; and (E) the Transaction Documents create for the benefit of the Indenture Trustee, as secured party on behalf of the Obligationholders and FSA, a valid, perfected, first priority security interest in the Collateral and the proceeds thereof; and

     (iv) an opinion to the effect that (A) the Obligations constitute debt of the Issuer for federal income tax purposes and, in the states of California, for state and local tax purposes and the Issuer will not be classified as a publicly traded partnership, a taxable mortgage pool or an association taxable as a corporation; and (B) no portion of the Collateral will constitute a taxable mortgage pool.


                                  APPENDIX A
                     TO INSURANCE AND INDEMNITY AGREEMENT

                CONDITIONS PRECEDENT TO ISSUANCE OF THE POLICY

     (a) Payment of Initial Premium and Expenses; Premium Letter. FSA shall have been paid, by or on behalf of the Company, a nonrefundable Premium and shall have been reimbursed, by or on behalf of the Company, for other fees and expenses identified in Section 3.02 below as payable at closing and FSA shall have received a fully executed copy of the Premium Letter.

     (b) Transaction Documents. FSA shall have received a copy of each of the Transaction Documents, in form and substance satisfactory to FSA, duly authorized, executed and delivered by each party thereto. Without limiting the foregoing, the provisions of the [Indenture] relating to the payment to FSA of Premium due on the Policy and the reimbursement to FSA of amounts paid under the Policy shall be in form and substance acceptable to FSA in its sole discretion.

     (c) Certified Documents and Resolutions. FSA shall have received a copy of (i) the certificate of incorporation and bylaws of the Depositor, the Seller and the Company and (ii) the resolutions of the Company's, the Seller's and the Depositor's Boards of Directors authorizing the issuance of the Obligations and the sale of the Mortgage Loans and the execution, delivery and performance by the Depositor , the Seller and the Company of the Transaction Documents and the transactions contemplated thereby, certified by the Secretary or an Assistant Secretary of the Depositor, the Seller and the Company (which certificates shall state that such certificate of incorporation, bylaws and resolutions are in full force and effect without modification on the Date of Issuance).

     (d) Incumbency Certificate. FSA shall have received certificates of the Secretary or an Assistant Secretary of the Depositor, the Seller, the Company and the Owner Trustee certifying the name and signatures of the officers of the Depositor, the Seller, the Company and the Owner Trustee authorized to execute and deliver the Transaction Documents and that shareholder consent to the execution and delivery of such documents is not necessary.

     (e) Representations and Warranties; Certificate. The representations and warranties of the Depositor, the Seller, the Company and the Issuer in the Insurance Agreement shall be true and correct as of the Date of Issuance as if made on the Date of Issuance and FSA shall have received certificates of appropriate officers of the Depositor, the Seller, the Company and the Issuer to that effect.

     (f) Opinions of Counsel. FSA shall have received opinions of counsel addressed to FSA, Moody's and S&P in respect of the Depositor, the Seller, the Company and the Issuer, the other parties to the Transaction Documents and the Transaction in form and substance satisfactory to FSA, addressing such matters as FSA may reasonably request, including without limitation, the items set forth in Appendix II hereto, and the counsel providing each such opinion shall have been instructed by its client to deliver such opinion to the addressees thereof.

     (g) Approvals, Etc. FSA shall have received true and correct copies of all approvals, licenses and consents, if any, including, without limitation, the approval of the shareholders of the Depositor, the Seller and the Company and the beneficial owners of the Issuer, required in connection with the Transaction.

     (h) No Litigation, Etc. No suit, action or other proceeding, investigation, or injunction or final judgment relating thereto, shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with any of the Transaction Documents or the consum mation of the Transaction.

     (i) Legality. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court which would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof.

     (j) Satisfaction of Conditions of Underwriting Agreement. All conditions set forth in the Underwriting Agreement to the Underwriter's obligation to purchase the Obligations shall have been satisfied.

     (k) Issuance of Ratings. FSA shall have received confirmation that the risk secured by the Policy constitutes an investment grade risk by S&P and an insurable risk by Moody's and that the Obligations, when issued, will be rated "AAA" by S&P, and "Aaa" by Moody's.

     (l) Delivery of Mortgage Documents. FSA shall have received evidence satisfactory to it that: (i) delivery has been made to the Indenture Trustee or to a Custodian of the Mortgage Loan Files required to be so delivered pursuant to Section 2 of the Master Servicing Agreement; and (ii) each Mortgage Note is endorsed as provided in Section 2 of the Master Servicing Agreement.

     (m) No Default. No Default or Event of Default shall have occurred.

     (n) Additional Items. FSA shall have received such other documents, instruments, approvals or opinions requested by FSA as may be reasonably necessary to effect the Transaction, including but not limited to evidence satisfactory to FSA that all conditions precedent, if any, in the Transaction Documents have been satisfied.